PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

ARTICLES SUPPLEMENTARY

Prudential Investment Portfolios, Inc. 10, a Maryland corporation (the “Corporation”), having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:     (a)     Pursuant to authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by Article SIXTH subsection (a) of the charter of the Corporation (the “Charter”), the Board of Directors has duly reclassified and designated authorized but unissued shares of Common Stock, $.001 par value per share, of the Corporation as 400,000,000 shares of Common Stock, $.001 par value per share, of Prudential Jennison Equity Income Fund, including 65,000,000 shares of Class Q Common Stock, $.001 par value per share, and 65,000,000 shares of Class R Common Stock, $.001 par value per share, of Prudential Jennison Equity Income Fund (as used in this Article FIRST, “Class Q Common Stock” and “Class R Common Stock”, respectively), allocated and designated as follows:

Prudential Jennison Equity Income Fund    400,000,000 shares

     Class A Common Stock                         90,000,000 shares

     Class B Common Stock                         10,000,000 shares

     Class C Common Stock                         75,000,000 shares

     Class L Common Stock                          10,000,000 shares

     Class M Common Stock                         10,000,000 shares

     Class Q Common Stock                          65,000,000 shares

     Class R Common Stock                          65,000,000 shares

     Class X Common Stock                         10,000,000 shares

     Class Z Common Stock                          65,000,000 shares

          (b)     Each share of Class Q Common Stock and Class R Common Stock shall represent the same proportionate interest in Prudential Jennison Equity Income Fund and has identical voting, dividend, liquidation and other rights as shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class L Common Stock, Class M Common Stock, Class X Common Stock and Class Z Common Stock of Prudential Jennison Equity Income Fund.

          (c)     Notwithstanding the foregoing and anything in the Charter to the contrary, shares of Class Q Common Stock and Class R Common Stock shall be issued and sold without any sales loads or charges, whether initial, deferred or contingent, or any combination thereof. Shares of Class Q Common Stock and Class R Common Stock may have such different exchange rights as the Board of Directors shall provide in compliance with the Investment Company Act of 1940, as amended.

SECOND:     (a)     Pursuant to authority expressly vested in the Board of Directors by Article SIXTH subsection (a) of the Charter, the Board of Directors has duly reclassified and designated authorized but unissued shares of Common Stock, $.001 par value per share, of the Corporation as 200,000,000 shares of Common Stock, $.001 par value per share, of Prudential Mid-Cap Value Fund, including 40,000,000 shares of Class Q Common Stock, $.001 par value per share, of Prudential Mid-Cap Value Fund (as used in this Article SECOND, “Class Q Common Stock”), allocated and designated as follows:

Prudential Mid-Cap Value Fund                200,000,000 shares

     Class A Common Stock                         40,000,000 shares

     Class B Common Stock                         10,000,000 shares

     Class C Common Stock                         40,000,000 shares

     Class L Common Stock                         10,000,000 shares

     Class M Common Stock                         10,000,000 shares

     Class Q Common Stock                         40,000,000 shares

     Class X Common Stock                         10,000,000 shares

     Class Z Common Stock                         40,000,000 shares

          (b)     Each share of Class Q Common Stock shall represent the same proportionate interest in Prudential Mid-Cap Value Fund and has identical voting, dividend, liquidation and other rights as shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class L Common Stock, Class M Common Stock, Class X Common Stock and Class Z Common Stock of Prudential Mid-Cap Value Fund.

          (c)     Notwithstanding the foregoing and anything in the Charter to the contrary, shares of Class Q Common Stock shall be issued and sold without any sales loads or charges, whether initial, deferred or contingent, or any combination thereof. Shares of Class Q Common Stock may have such different exchange rights as the Board of Directors shall provide in compliance with the Investment Company Act of 1940, as amended.

THIRD:     (a)     Prior to the reclassification and designation authorized by these Articles Supplementary, the total number of shares of all classes and series of stock which the Corporation had authority to issue was 5,500,000,000 shares, $.001 par value per share, having an aggregate par value of $5,500,000, classified and designated among the funds of the Corporation (each, a “Fund” and, collectively, the “Funds”) as follows:

Strategic Partners Concentrated Growth Fund               400,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners Balanced Fund                    200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners High Yield Bond Fund               200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Dryden Money Market Fund                     2,000,000,000 shares

Class A Common Stock

Class C Common Stock

Class D Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners International Growth Fund               400,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Prudential Jennison Equity Income Fund               400,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Class Z Common Stock

Prudential Mid-Cap Value Fund                    200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Class Z Common Stock

Strategic Partners Capital Growth Fund                    500,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners Large Cap Core Fund                    200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners Small Cap Growth Fund               200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners Mid Cap Growth Fund               200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners Technology Fund                    200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners Managed OTC Fund                    200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

Strategic Partners Core Value Fund                    200,000,000 shares

Class A Common Stock

Class B Common Stock

Class C Common Stock

Class L Common Stock

Class M Common Stock

Class X Common Stock

New Class X Common Stock

          (b)     The number of authorized shares of each class of a particular Fund consisted at any time of the sum of (x) the outstanding shares of each class of such Fund and (y) one-seventh (one-eighth in the case of Prudential Jennison Equity Income Fund and Prudential Mid-Cap Value Fund) of the authorized but unissued shares of all classes of that Fund; provided, however, that in the event the application of the above formula resulted, at the time, in fractional shares of one or more classes, the number of authorized shares of each such class were rounded down to the nearest whole number of shares; and provided, further, that at all times the aggregate number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Class L Common Stock, Class M Common Stock, Class X Common Stock, New Class X Common Stock and Class Z Common Stock of any Fund, as applicable, would not exceed the authorized number of shares of the Fund.

FOURTH:     (a)     As reclassified and designated hereby, the total number of shares of all classes and series of stock which the Corporation has authority to issue is 5,500,000,000 shares, $.001 par value per share, having an aggregate par value of $5,500,000, with 4,900,000,000 shares of Common Stock and 400,000,000 shares of Common Stock of Prudential Jennison Equity Income Fund and 200,000,000 shares of Common Stock of Prudential Mid-Cap Value Fund, further classified and designated among the Funds as follows:

Prudential Jennison Equity Income Fund               400,000,000 shares

     Class A Common Stock                         90,000,000 shares

     Class B Common Stock                         10,000,000 shares

     Class C Common Stock                         75,000,000 shares

     Class L Common Stock                         10,000,000 shares

     Class M Common Stock                         10,000,000 shares

     Class Q Common Stock                         65,000,000 shares

     Class R Common Stock                         65,000,000 shares

     Class X Common Stock                         10,000,000 shares

     Class Z Common Stock                         65,000,000 shares

Prudential Mid-Cap Value Fund                 200,000,000 shares

     Class A Common Stock                         40,000,000 shares

     Class B Common Stock                         10,000,000 shares

     Class C Common Stock                         40,000,000 shares

     Class L Common Stock                         10,000,000 shares

     Class M Common Stock                         10,000,000 shares

     Class Q Common Stock                         40,000,000 shares

     Class X Common Stock                         10,000,000 shares

     Class Z Common Stock                         40,000,000 shares

FIFTH:     The terms of shares of all classes or series of stock of the Corporation (including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption) are as provided in the Charter and remain unchanged by these Articles Supplementary.

SIXTH:     These Articles Supplementary shall become effective upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Prudential Investment Portfolios, Inc. 10 has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on October 26, 2010.

WITNESS:                    PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

/s/ Jonathan D. Shain          By: /s/ Judy A. Rice

Jonathan D. Shain,               Judy A. Rice,
Assistant Secretary               President

THE UNDERSIGNED, President of Prudential Investment Portfolios, Inc. 10, who executed on behalf of the Corporation the foregoing Articles Supplementary which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of her knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

     /s/ Judy A. Rice

     Judy A. Rice, President

EAST\4 3686901.5